UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Definitive proxy statement
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QUESTAR CORPORATION

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 10, 2011.

QUESTAR CORPORATION

QUESTAR CORPORATION ATTN: THOMAS C. JEPPERSON 180 EAST 100 SOUTH P.O. BOX 45433 SALT LAKE CITY, UT 84145-0433

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 2, 2011
Date: May 10, 2011 Time: 8:00 AM MDT
Location: 1140 West 200 South
Salt Lake City Utah 84145

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—    Before You Vote    —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. ANNUAL REPORT        2. NOTICE AND PROXY STATEMENT

How to View Online:

Have the information that is printed in the box marked by the arrow è (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2011 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods
Vote In Person: If you own shares through a nominee or trustee, please obtain a letter, account statement, or other evidence of the ownership of shares as of March 2, 2011. Directions to the Annual Meeting from the Salt Lake City International Airport are as follows: Merge onto I-80 Eastbound. Exit at UT-68/Redwood Road and turn right onto Redwood Road. Turn left onto 400 South. Turn left onto Navajo Street. Turn right onto 200 South and follow to 1140 West 200 South.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends
you vote FOR the following proposals:
1. Election of Directors

Nominees:

1a.    Teresa Beck

1b.    R.D. Cash

1c.    Laurence M. Downes

1d.    Ronald W. Jibson

1e.    Gary G. Michael

1f.    Bruce A. Williamson

2.      Proposal to ratify the selection of Ernst & Young LLP as the Company’s independent auditor.

3.      Proposal for advisory vote on executive compensation.

The Board of Directors recommends you vote 1 year on the following proposal:

4.      To recommend, by non-binding vote, the frequency of executive compensation votes.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.